AQR FUNDS

(a Delaware Statutory Trust)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bradley D. Asness, Nicole DonVito and H.J. Willcox, and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign the Registration Statement on Form N-14 under the Securities Act of 1933, as amended, of AQR Funds (the “Trust”) relating to shares of the Trust proposed to be issued in connection with the anticipated reorganization transactions of AQR Emerging Multi-Style Fund, a series of the Trust, a Delaware statutory trust, into AQR TM Emerging Multi-Style Fund, a series of the Trust, AQR TM International Momentum Style Fund, a series of the Trust, into AQR International Momentum Style Fund, a series of the Trust, AQR TM International Multi-Style Fund, a series of the Trust, into AQR International Multi-Style Fund, a series of the Trust, AQR TM Large Cap Momentum Style Fund, a series of the Trust, into AQR Large Cap Momentum Style Fund, a series of the Trust, AQR TM Large Cap Multi-Style Fund, a series of the Trust, into AQR Large Cap Multi-Style Fund, a series of the Trust, AQR TM Small Cap Momentum Style Fund, a series of the Trust, into AQR Small Cap Momentum Style Fund, a series of the Trust, AQR TM Small Cap Multi-Style Fund, a series of the Trust, into AQR Small Cap Multi-Style Fund, a series of the Trust, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or officer of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 18th day of December, 2020.

/s/ L. Joe Moravy
Signature

L. Joe Moravy
Printed Name

AQR FUNDS

(a Delaware Statutory Trust)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bradley D. Asness, Nicole DonVito and H.J. Willcox, and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign the Registration Statement on Form N-14 under the Securities Act of 1933, as amended, of AQR Funds (the “Trust”) relating to shares of the Trust proposed to be issued in connection with the anticipated reorganization transactions of AQR Emerging Multi-Style Fund, a series of the Trust, a Delaware statutory trust, into AQR TM Emerging Multi-Style Fund, a series of the Trust, AQR TM International Momentum Style Fund, a series of the Trust, into AQR International Momentum Style Fund, a series of the Trust, AQR TM International Multi-Style Fund, a series of the Trust, into AQR International Multi-Style Fund, a series of the Trust, AQR TM Large Cap Momentum Style Fund, a series of the Trust, into AQR Large Cap Momentum Style Fund, a series of the Trust, AQR TM Large Cap Multi-Style Fund, a series of the Trust, into AQR Large Cap Multi-Style Fund, a series of the Trust, AQR TM Small Cap Momentum Style Fund, a series of the Trust, into AQR Small Cap Momentum Style Fund, a series of the Trust, AQR TM Small Cap Multi-Style Fund, a series of the Trust, into AQR Small Cap Multi-Style Fund, a series of the Trust, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or officer of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 18th day of December, 2020.

/s/ William L. Atwell
Signature

William L. Atwell
Printed Name

AQR FUNDS

(a Delaware Statutory Trust)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bradley D. Asness, Nicole DonVito and H.J. Willcox, and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign the Registration Statement on Form N-14 under the Securities Act of 1933, as amended, of AQR Funds (the “Trust”) relating to shares of the Trust proposed to be issued in connection with the anticipated reorganization transactions of AQR Emerging Multi-Style Fund, a series of the Trust, a Delaware statutory trust, into AQR TM Emerging Multi-Style Fund, a series of the Trust, AQR TM International Momentum Style Fund, a series of the Trust, into AQR International Momentum Style Fund, a series of the Trust, AQR TM International Multi-Style Fund, a series of the Trust, into AQR International Multi-Style Fund, a series of the Trust, AQR TM Large Cap Momentum Style Fund, a series of the Trust, into AQR Large Cap Momentum Style Fund, a series of the Trust, AQR TM Large Cap Multi-Style Fund, a series of the Trust, into AQR Large Cap Multi-Style Fund, a series of the Trust, AQR TM Small Cap Momentum Style Fund, a series of the Trust, into AQR Small Cap Momentum Style Fund, a series of the Trust, AQR TM Small Cap Multi-Style Fund, a series of the Trust, into AQR Small Cap Multi-Style Fund, a series of the Trust, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or officer of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 18th day of December, 2020.

/s/ Gregg D. Behrens
Signature

Gregg D. Behrens
Printed Name

AQR FUNDS

(a Delaware Statutory Trust)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bradley D. Asness, Nicole DonVito and H.J. Willcox, and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign the Registration Statement on Form N-14 under the Securities Act of 1933, as amended, of AQR Funds (the “Trust”) relating to shares of the Trust proposed to be issued in connection with the anticipated reorganization transactions of AQR Emerging Multi-Style Fund, a series of the Trust, a Delaware statutory trust, into AQR TM Emerging Multi-Style Fund, a series of the Trust, AQR TM International Momentum Style Fund, a series of the Trust, into AQR International Momentum Style Fund, a series of the Trust, AQR TM International Multi-Style Fund, a series of the Trust, into AQR International Multi-Style Fund, a series of the Trust, AQR TM Large Cap Momentum Style Fund, a series of the Trust, into AQR Large Cap Momentum Style Fund, a series of the Trust, AQR TM Large Cap Multi-Style Fund, a series of the Trust, into AQR Large Cap Multi-Style Fund, a series of the Trust, AQR TM Small Cap Momentum Style Fund, a series of the Trust, into AQR Small Cap Momentum Style Fund, a series of the Trust, AQR TM Small Cap Multi-Style Fund, a series of the Trust, into AQR Small Cap Multi-Style Fund, a series of the Trust, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or officer of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 18th day of December, 2020.

/s/ Brian S. Posner
Signature

Brian S. Posner
Printed Name

AQR FUNDS

(a Delaware Statutory Trust)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bradley D. Asness, Nicole DonVito and H.J. Willcox, and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign the Registration Statement on Form N-14 under the Securities Act of 1933, as amended, of AQR Funds (the “Trust”) relating to shares of the Trust proposed to be issued in connection with the anticipated reorganization transactions of AQR Emerging Multi-Style Fund, a series of the Trust, a Delaware statutory trust, into AQR TM Emerging Multi-Style Fund, a series of the Trust, AQR TM International Momentum Style Fund, a series of the Trust, into AQR International Momentum Style Fund, a series of the Trust, AQR TM International Multi-Style Fund, a series of the Trust, into AQR International Multi-Style Fund, a series of the Trust, AQR TM Large Cap Momentum Style Fund, a series of the Trust, into AQR Large Cap Momentum Style Fund, a series of the Trust, AQR TM Large Cap Multi-Style Fund, a series of the Trust, into AQR Large Cap Multi-Style Fund, a series of the Trust, AQR TM Small Cap Momentum Style Fund, a series of the Trust, into AQR Small Cap Momentum Style Fund, a series of the Trust, AQR TM Small Cap Multi-Style Fund, a series of the Trust, into AQR Small Cap Multi-Style Fund, a series of the Trust, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or officer of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 18th day of December, 2020.

/s/ Mark A. Zurack
Signature

Mark A. Zurack
Printed Name

AQR FUNDS

(a Delaware Statutory Trust)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bradley D. Asness, Nicole DonVito and H.J. Willcox, and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign the Registration Statement on Form N-14 under the Securities Act of 1933, as amended, of AQR Funds (the “Trust”) relating to shares of the Trust proposed to be issued in connection with the anticipated reorganization transactions of AQR Emerging Multi-Style Fund, a series of the Trust, a Delaware statutory trust, into AQR TM Emerging Multi-Style Fund, a series of the Trust, AQR TM International Momentum Style Fund, a series of the Trust, into AQR International Momentum Style Fund, a series of the Trust, AQR TM International Multi-Style Fund, a series of the Trust, into AQR International Multi-Style Fund, a series of the Trust, AQR TM Large Cap Momentum Style Fund, a series of the Trust, into AQR Large Cap Momentum Style Fund, a series of the Trust, AQR TM Large Cap Multi-Style Fund, a series of the Trust, into AQR Large Cap Multi-Style Fund, a series of the Trust, AQR TM Small Cap Momentum Style Fund, a series of the Trust, into AQR Small Cap Momentum Style Fund, a series of the Trust, AQR TM Small Cap Multi-Style Fund, a series of the Trust, into AQR Small Cap Multi-Style Fund, a series of the Trust, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or officer of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 18th day of December, 2020.

/s/ David Kabiller
Signature

David Kabiller
Printed Name